SECURITIES ACT FILE NO. 33-67852

                           PILGRIM INTERNATIONAL FUNDS

                       Supplement dated September 18, 2001
                   to the Class Q Prospectus dated May 1, 2001
                        (as supplemented August 1, 2001)

CHANGE IN PORTFOLIO MANAGER

     Effective August 31, 2001, the following disclosure replaces the language after the section entitled "Brandes Investment Partners, L.P." on page 23 of the
Prospectus:

     Founded in 1974, Brandes Investment Partners, L.P. (Brandes) is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

     Brandes is the investment sub-adviser to Pilgrim International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE